Mitel 2018 Financial Analyst Day Lotte New York Palace Hotel February 27, 2018 Exhibit 99.1

Safe Harbor Statement Forward Looking Statements Some of the statements in this presentation are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel’s products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms; risks associated with the non-cash consideration received by Mitel in connection with the divestment of Mitel’s mobile business unit; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2016 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 filed with the SEC and Canadian securities regulatory authorities on March 1, 2017 and November 2, 2017, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Financial Measurements In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release, earnings presentation materials and Analyst Day presentations, the following non-GAAP information which management believes provides useful information to investors. Mitel provides a reconciliation between GAAP and non-GAAP financial information in our quarterly results announcements and in the supplemental slides used in conjunction with the company’s quarterly call. This information is available on our website at www.mitel.com under the “Investor Relations” section http://investor.mitel.com/events.cfm. In addition, see the reconciliations located in the slides in the Appendix of this presentation. Non-GAAP Financial Measures This presentation includes references to non-GAAP financial measures including Adjusted EBITDA, non-GAAP net income, and non-GAAP EPS (earnings per share). Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with U.S. GAAP. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to our quarterly results announcement and the reconciliation located in the tables in the Appendix of this presentation. 2016 and 2017 pro forma results referenced in this presentation assume Mitel and ShoreTel had combined on January 1, 2016. The pro forma results are not necessarily indicative of results that actually would have occurred had the combination occurred on such date. See “Constant Currency Estimates” below, which are Non-GAAP measures. Constant Currency Estimates Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Financial results adjusted for currency are calculated by translating prior period activity in local currency using the current period currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the US dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Annualized Exit Monthly Cloud Recurring Revenue Annualized Exit Monthly Cloud Recurring Revenue is a leading indicator of our anticipated cloud recurring revenues. We believe that trends in revenue are important to understanding the overall health of our cloud business. Our Annualized Exit Monthly Cloud Recurring Revenue equals our Monthly Cloud Recurring Revenue multiplied by 12. Our Monthly Cloud Recurring Revenue equals the monthly value of all customer subscriptions in effect at the end of a given month.

Agenda 8:00 am Welcome and Introduction 8:00 – 8:30 am Focus. Execution. Growth. Rich McBee Chief Executive Officer 8:30 – 9:00 am Leveraging a Market in Transition Wes Durow Chief Marketing Officer 9:00 – 9:30 am Products and Solutions Bob Agnes EVP, Mitel Products and Solutions 9:30 – 10:40 am Customer Experience Center 10:45 – 11:15 am Sales Go-to-Market Todd Abbott EVP, Global Sales and Services 11:15 – 11:45 am Financial Review and Updated Target Model Steve Spooner Chief Financial Officer 11:45 – 12:30 pm Q&A

Mitel Focus. Execution. Growth. Rich McBee President and CEO

Welcome to NYC

Exciting New Partnership

Year of BIG Change 2017

In UCaaS 2 #

Total Cloud Seats 1 #

In Europe 1 #

In North America 3 #

Years in a Row 4 Gartner UC MQ Leader

Global Users 70M

70 Million Global Users Americas 35 % APAC 8 % EMEA 57%

1.3B * Pro forma 2017 revenue $ ~ New Scale New Strength

Mitel Today 70 MILLION GLOBAL USERS Operating in 100+ COUNTRIES Channel 4,000+ PARTNERS 3,800 EMPLOYEES Worldwide MARKETS #1 MARKET SHARE IN 5 CORE $ $1.3 BILLION in REVENUE 4.2 Cloud users globally MILLION RECOGNIZED AS A LEADER BY Gartner Magic Quadrant for unified communications 4 years in a row BEST PATH TO THE CLOUD Cloud and on-site UCaaS users globally 1,126,000 Need to confirm/update # #2 IN UCaaS WORLDWIDE More than

BIG Year Ahead 2018

Every customer will move to some kind of Cloud

Mitel’s strategy is to make everything Cloud-Capable

Strategy & Action Expand All Applications Seamless Enable Digital Transformation Take Customers to the Cloud 1 2 3 IoT SaaS Integration Mobility Analytics APIs All Customers Silos Cloud UCaaS / Private Product Centric Customer Centric

Focus Execution Growth

2018: Crossing the “V” – Transitioning to Revenue Growth Time 2018 On-site revenue UCaaS revenue Total revenue Growth Change colors

Why Mitel The right strategy Consolidation complete Integrated global channel & GTM strategy Focus Crossing the “V” #2 UCaaS company globally Large installed base Strong cash generation Growth Track record of execution Proven management team Execution

Leveraging A Market In Transition Wes Durow Chief Marketing Officer

Market Overview Rise of Info/Service Workers Industry Consolidation Today’s Digital Nervous System & The Evolution of Real-Time Communications TAM, SAM, Share Trends & Gartner Magic Quadrants How We Compete

(boots) 45% Service Worker The Organizational Center Has Shifted Service Worker / Information Worker Driven Companies Now Win Source: PKE Consulting, statista.com Productivity & Innovation are shifting to those on the front lines PC-centric users Mobile-centric users 300M Annual Unit Sales 1.5B Annual Unit Sales 35% (uniforms) Information Worker 20% Knowledge Worker (suits)

Industry Has Consolidated, New Entrants Emerging New Entrants Today 2000s (Mitel) (Mitel) (Mitel) (Genesys) (NICE) (ShoreTel) (Liquidated) (Alcatel / Nokia) (Nokia) (Ribbon) (Mitel, Siris) (Siris) (Restructuring) (Siris) (Microsoft) (Siris) (Apollo) (Cisco) (Ribbon)

Selsius Systems 10/14/98 Latitude Communications 11/12/03 dynamicsoft 9/13/04 Sipura Technology 4/26/05 Metreos 6/8/06 Arroyo Video Solutions 8/21/06 Five Across 2/9/07 Audium 6/8/06 Utah Street Networks 3/5/07 WebEx 3/15/07 Jabber 9/19/08 Tandberg 4/18/10 ExtendMedia 4/26/10 BNI Video 10/20/11 Meraki 11/19/12 collaborate.com 12/17/13 Assemblage 6/27/14 Tropo 5/29/15 1 Mainstream 10/25/15 Acano 11/20/15 Over the Past 20 Years: Cisco Has Acquired Technologies ACQUISITIONS Komodo Technology 7/25/00 IP Cell Technologies 9/28/00 Vovida Networks 9/28/00 Active Voice 11/10/00 Signal Works 3/19/03 Sentient Networks 4/8/99 GeoTel 4/13/99 MaxComm Technologies 8/18/99 Amteva Technologies 4/28/99 BroadSoft 10/23/17

Over the Past 15 Years: Microsoft Still Powers the Desktop Email Communications and Collaboration 2003 Today

North America Past 10 Years: Mitel Has Acquired ‘Land’ to Move to the Cloud Western Europe

Industry-Specific SaaS Solutions Laying A New Foundation INDUSTRY Government & Education Healthcare Hospitality & Entertainment Manufacturing Retail

Evolution of Real-Time Communications Time Experience TDM Infrastructure IP Infrastructure Virtualized Infrastructure Shared Cloud Infrastructure On-Demand Per Use Basis Service Infrastructure Hardware-centric Network-centric Software-centric App-centric Outcome-centric Pre-emptive, Contextual Execution Model Move From Transactions to Subscriptions Proprietary Hardware Open Hardware Software Client Application Embedded & BYOD IoT/Smart Devices Threaded Across HW & SW User Infrastructure We Are Here

IoT Adds a Third Circle to Real-Time Communications Giving Machines A Voice Intra Company Collaboration Inter Company Collaboration IoT Sensors Acoustic Vision / Light Electro- magnetic Motion / Speed Chemical Temperature Humidity Proximity

TAM, SAM, Share Trends – On-Site vs. UCaaS Growth 16-18% Rolling YoY Revenue WW UCaaS Market Rolling YoY On-Site WW Voice Market (5-6%) Source: Mitel projection based on cross-section of industry analyst sources.

TAM, SAM, Share Trends: Total Addressable Market TAM ~50 Million Lines Based on data from: MZA, Synergy Research Group, and Mitel internal analysis. Annual Opportunity in a Market Comprised of ~450M lines

TAM, SAM, Share Trends: Serviceable Addressable Market SAM ~30 Million Lines (60% of TAM) Mitel Footprint North America, EMEA and ANZ TAM ~50 Million Lines Based on data from: MZA, Synergy Research Group, and Mitel internal analysis.

TAM, SAM, Share Trends: Target Market Focus on <2,500 Seats TAM – 48,698,000 Lines TM ~20 Million Lines (40% of TAM) SAM ~30 Million Lines TAM ~50 Million Lines Mitel Point of Strength <2500 Seats Based on data from: MZA, Synergy Research Group, and Mitel internal analysis.

TAM, SAM, Share Trends: Mitel Share of TM TAM – 48,698,000 Lines TM ~20 Million Lines SAM ~30 Million Lines TAM ~50 Million Lines Mitel Wins About 1 in 3 Opportunities Based on data from: MZA, Synergy Research Group, and Mitel internal analysis.

Cloud Market Growth & Segment Leaders Cloud Infrastructure Services Other Cloud Services Infrastructure Hardware & Software IaaS & PaaS Hosted Private Cloud Enterprise SaaS UCaaS Public Cloud Private Cloud 0% 10% 20% 30% 40% 50% Source: Synergy Research Group, published in January 2018.

Mitel Ranks 2nd in UCaaS Subscribers UC Market Tracker – UCaaS Worldwide Subscribers + Seats for Q1 2015 to Q3 2017 3Q 2017 Source: Synergy Research Group.

Leadership Recognition Customer Impact High Low High Low Growth Performance Cisco Microsoft Mitel

TAM, SAM, Share Trends – Mitel PBX/IP PBX Licenses Rolling Year Region Market Movement Year on Year Mitel Market Share Q4’16-Q3’17 Mitel Share Movement Year on Year Mitel Share Rank World -6% 9.6% #4 North America -14% 16.5% #3 EMEA -1% 14.5% #1 Asia Pacific -6% 1.8% #14 Latin America -1% 3.1% #7

Gartner Magic Quadrants for 2017 Contact Center Source: Gartner (May 2017) UCaaS Source: Gartner (September 2017) Unified Communications Source: Gartner (July 2017)

How We Compete

Attack Rip & Replace/TCO; No Retail UCaaS; Ever-changing strategy Attack No Retail UCaaS; Complex selling proposition; Business recovery Attack TCO and complexity; Changing strategy; Conferencing

Attack Rip & Replace only; Lack of global footprint and support resources Attack Rip & Replace only; VSB focused; Limited footprint and support

Summary 1 2 3 Mitel is leveraging a market in transition Mitel is gaining share on-site Mitel has pivoted to drive UCaaS growth

Products and Solutions Bob Agnes EVP, Mitel Products and Solutions

Agenda Technology and market Portfolio Innovation through CloudLink

Every customer will move to some kind of Cloud

Mitel’s strategy is to make everything Cloud-Capable

PRIVATE CONTROL HYBRID BOTH Does not share infrastructure Mission-critical workloads, security, uptime, etc. Your own data center, powered by Mitel Provision portions of data by cloud type Dynamic and highly changeable workloads Blend of IaaS for DR and virtualizing own data center for internal cloud PUBLIC COST Share infrastructure across different users Inexpensive and easy to setup AWS, Google, Microsoft, Azure, Rackspace, IBM

Standard architecture Fast, easy deployment Less complex environments Multiple customers Multi-Tenant Flexibility Security Version control Single customer Multi-Instance UCaaS is a Billing Model Common platform across all tenants Dedicated platform per customer Example: Small company, few employees Large retail company: many stores; few phones/store Example: Medium to large company: complex integrations, contact center, privacy / security requirements, etc., Both types – multi-tenant and multi-instance – want monthly billing/subscription versus Capex Mitel offers both solutions

Customer Segmentation Small Medium Large On-site Private Cloud On-site Apps UCaaS Cloud Applications On-site MiVoice 250 & 400 MiVoice Connect MiVoice Business Private Cloud MiVoice Business MiVoice MX-ONE UCaaS MiCloud Connect MiCloud Flex Telepo for SP

Multi-Tenant and Multi-Instance: Why Offering Both Matters Small Medium Large On-site Private Cloud On-site Apps UCaaS Cloud Applications On-site UCaaS - MiCloud Flex Multi-instance Multi-tenant - MiCloud Connect - Telepo for Service Providers Private Cloud Single instance - MiVoice Business - MiVoice MX-ONE

IoT BOTs AI Big Data Mass notification Next-gen CC Apps… Team collaboration The Future Cloud 2.0 Private cloud + UCaaS Cloud 1.0 Private cloud

Industry-Leading Portfolio

2014 $450,000,000 since Invested

Delivering Seamless Cloud Solutions MiCloud Connect MiCloud Flex Telepo for Service Providers UCaaS Private Cloud MiVoice Business MX-ONE

MiVoice Connect MiVoice Business MiVoice 250 & 400 Delivering Seamless On-Site Solutions MX-ONE

MiContact Center Business MiCloud Engage Contact Center Connect Contact Center Delivering Seamless Contact Center Solutions

MiCollab 6900 Series Across All Platforms Teamwork Market-Leading 2017 Collaboration Launches

How we take everyone to the Cloud Mitel INNOVATION

Cloud-Enable Everything We Sell 30% Cloud Innovation 70% On-site 30% On-site 70% Cloud Innovation Shifting R&D investment

Take Everyone to the Cloud

On-site Solution ⟷ Next-Gen Apps ⟷ Cloud Solution

SIMPLIFY our app portfolio	→	Move from Capex to MRR
CONSOLIDATE 52 apps	→	To 4 app streams: Call Control, Collaboration, CC, & CX
ENABLE every new system	→	With CloudLink
BUILD a platform	→	Internal app development, 3rd-party integration, & developer ecosystem

18
© 2018 Mitel. Proprietary and Confidential.
Mitel
2018 FINANCIAL ANALYST DAY

Technology Partners Development Technologies Redshift Co-Development Partners

Partners Developing On Our Platforms

Mitel CloudLink Enabling Speed and Efficiency

Historical On-Site PBX Architectures MiVoice Office 250 MiVoice Business MiVoice Office 400 MiVoice MX-ONE MiVoice Connect

Innovate Across the Portfolio: Once CloudLink MiVoice Office 250 MiVoice Business MiVoice Office 400 MiVoice Connect MiVoice MX-ONE MiCloud Services

Mitel CloudLink Mitel CloudLink CloudLink Platform CloudLink Gateway CloudLink Applications

CloudLink Connects the Base to the Future Microservices MiVB MX-ONE MiVO 250 Connect Current Collab Applications Contact Center Sets MiCloud SWA Developer Ecosystem CloudLink Installed Base Mitel 3rd-Party Developers Partners Customers APIs

Mitel OfficeLink

Summary Broadest portfolio in industry UCaaS, Private Cloud, Cloud Applications, On-Site, Contact Center, Sets Covering small, medium, large customers Innovative CloudLink technology platform Customer-focused solutions; differentiated competitive advantage Creating a collaboration universe – Giving machines a voice

Sales Go-to-Market Todd Abbott EVP, Global Sales and Services

2018 – Year of Transformation Several key attributes of our sales go-to-market strategy are transforming Partner-centric to customer-centric On-site-centric to cloud-centric Transactional to customer lifecycle-focused Product-focused to customer-focused Company Globally Driving to Be #1 UCaaS

Expansion of channel partner ecosystem for UCaaS Require increased touch of the enterprise customer Reduce direct Mitel coverage of small on-site partners Evolution of Mitel Sales Coverage Strategy

Transforming Sales Go-To-Market High-touch sales coverage of enterprise customers Inside sales for UCaaS and selling into installed base Customer lifecycle management functions… Customer Success New UCaaS channel ecosystems… Agent channel partners Shifting coverage of on-site VARs to distribution channel partners Americas: ScanSource, Jenne and Ingram Micro EMEA and Australia: Westcon and regional distributors Focusing on countries with developing UCaaS markets Reprioritizing sales coverage Increased investment in…

15% Direct Customers 10% 2 Tier Partners 1 Tier Partners 59% Service Providers 16% 2017 On-Site Channel Revenue Mix END USER CUSTOMERS Distribution Partners MITEL FULFILLMENT

Global Channel Partner Program March Announce – April Implementation New simplified program to be launched in March Move from regional to global deployment model Increased focus on UCaaS GTM development Drive specific channel partner behaviors: Technical competencies, sales out reporting, SWA attach, and new customer growth Q2 implementation

14% Direct Customers 63% 2 Tier Partners 1 Tier Partners 18% Service Providers 5% 2018 On-Site Channel Revenue Mix END USER CUSTOMERS Distribution Partners MITEL FULFILLMENT

Evolution of UC Cloud Markets Phase 1 Customers move to private cloud deployment Delivered by UC manufacturers and VARs Phase 2 Service providers expand with UCaaS offer Voice and Basic UC… Low ARPU services Phase 3 SMB demand for expanded UC functionality Higher ARPU services by specialist UCaaS providers Phase 4 Medium and large enterprises move to UCaaS More complex UC and application requirements Higher ARPU / MRR market segment

Continue to drive private cloud penetration Natural evolution from on-site business model Focus on Mitel Retail Cloud MRR Bookings Growth Control of the cloud service & higher ARPU business model Simplify offers: MiCloud Connect and MiCloud Flex Connect multi-tenant platform to enable scale of support Flex for private cloud and more advanced Enterprise features Growth from existing MiCloud Telepo SP partners Market coverage of low ARPU market segment Leverage SP’s market coverage for MRR growth Mitel UCaaS Business Go-to-Market

Cloud – Focus on Driving MRR MRR by Theater Users by Theater INT NA 1.8M 2.2M NA 94% 6% Cloud developing at different paces around the world SP partner GTM focused in Europe Focus on UCaaS phases 3 & 4 markets United States, Canada, Western Europe and Australia/New Zealand INT

Sales Team Evolution: On-Site to Cloud Focused 2018 GTM Continued Evolution On-site and cloud sales integrated Compensation plans weighted to on-site… cloud secondary Sales teams have demonstrated effective shift to selling UCaaS 2017 Transition Compensation plan now neutral between cloud and on-site Sales leads with solution that will best serve customer’s needs!

70 Million Global Users Americas 35 % APAC 8 % EMEA 57%

Leverage of Installed Base Private cloud success mirrors early success in US Strong foundation of SP partner offers launched Investing for expansion of retail UCaaS coverage Effectively competing in US market Installed base in Europe is competitive advantage Installed base contributing 25% of new customer retail UCaaS bookings Win rate into installed base at 80+% Minimal marketing $ required into base New customer growth Coming from legacy UC vendors with no UCaaS offer Win rate at @50% when we get to demo MiCloud solution Flex and CC capabilities attractive with medium and large enterprises

On-Site Competitors Exposed Without UCaaS Offers Americas 35 % APAC 8 % EMEA 57 % Source: ©MZA Ltd. 2017, Global Call Control (PBX/IP PBX) Q3 2017 Market, December 2017

The Journey From Transaction to Subscription Business Model Customer First Customer Success Customer Experience Reactive Onsite support by partners – Mitel Proactive Monitor, immediate reaction, ongoing customer engagement Predictive Development of profiles for expansion and risk of churn Mitel was already on this journey. The ShoreTel acquisition accelerated it.

Customer Success Management ENABLE Cross-Functional Visibility OPERATIONALIZE Customer Lifecycle MANAGE Customer Risk DEMONSTRATE Value DRIVE Expansion and Advocacy Customer Success Function Account management function to own customer’s success Requires execution alignment across all company functions Measures of success: Customer and MRR churn

Customer Success Starts at the Sales and Activation Stages Technical Introduction and Readiness Pre-Sales Design and Solution Engineering Handover to Support and Customer Success 1 2 5 Best Practices / Lessons Learned / Process Re-Engineering 4 On-Site Professional and Advanced Services Cloud Provisioning and Activation 3

Investments in “Customer Success Management” Functions Two centers: Plano and Rochester Investing to double customer success managers Client Outcomes and Expansion Account Management Activation Two centers: Plano and Rochester Grew activation staffing by 100% Successful Onboarding Global TAC and NOC Significant expansion of customer care and TAC resources User and Technical Issue Resolution Solutions Support

Mitel Software Assurance (SWA) Software Assurance Proactive Fault Reporting and Performance Analytics Mitel Technical Support Resources Software Updates for Features Maintain Compliance to Network and Open Standards Security Risk Management Significant component of annuity revenue stream High-margin business Investing to increase attach & renewal rates Attach on new sales through distribution Renewal rate improvement plan from 81% to 90% Increased investment in sales coverage and element of new channel program

Closing Thoughts 2017 demonstrated effective sales GTM shift to cloud New senior sales and support leadership in place 2018 Cloud portfolio simplified and positioned for growth Investments in expanded cloud sales coverage Investing in customer success management functions Positioned well for retail UCaaS market expansion in Europe Increased investment on SWA drives incremental annuity revenue

Financial Overview Steve Spooner Chief Financial Officer

What we want you to take away today Compelling strategy for creating shareholder value Radical pivot to recurring revenue model Our on-site installed base is an underappreciated asset Positioned to lead UCaaS 2018: Crossing the “V”… positioning for growth in 2019 Credible path to accelerating growth

Mitel Offers Solutions Others Cannot On-Site Private Cloud/Hybrid Service Provider Cloud Retail UCaaS Customer perspective Leverages in-house IT Multiple vendors Values long-term cost vs. latest features & technology Capex model Cloud technology in hosted environment – Capex purchase Cloud apps / locations, while maintaining on-site Multi vendors Leverages in-house IT Relationship with one vendor Comfortable working with carrier Opex model Relationship with one vendor High touch Outsource IT functions Opex model Partner perspective 1x sale / $$ upfront Close customer relationship Upsell opportunities 1x sale/ $$ upfront Ease in to UCaaS at their pace More customer tie-ins/ more frequent touch Resale model Tighter customer relationship Responsible for Telco regulations Solution sale Recurring commissions Higher margins Investor perspective 1x sales / cash-flow-friendly High EBITDA Declining market 1x sale/ $$ upfront Everything cloud-capable Upsell opportunities Low ARPU High margin Recurring revenue Higher ARPU Customer relationship Recurring revenue

Growing Retail UCaaS Mix Acquisition of ShoreTel in 2017 drives further shift toward Retail UCaaS revenue Over next 5 years expect continued shift toward Retail UCaaS US market adoption is primarily Retail UCaaS International markets expected to start as Service Provider, and shift to Retail UCaaS over time

Unit Economics On-Site 1x Recurring 3 years Revenue $ 365.00 $ 3.06 $ 475 Subtotal UCaaS $ 365.00 $ 3.06 $ 475 Carrier services & fees $ - $ - $ - Gross Margin $ 208.75 $ 2.14 $ 286 GM % 57% 70% 60% Opex* $ 109.50 $ 0.12 $ 114 Contribution Margin $ 99.25 $ 2.02 $ 172 CM% 27% 66% 36% Service Provider Cloud 1x Recurring 3 years $ - $ 6.50 $ 234 $ - $ 6.50 $ 234 $ - $ - $ - $ - $ 5.20 $ 187 80% 80% $ 50.00 $ 0.60 $ 72 $ (50.00) $ 4.60 $ 116 71% 49% Retail UCaas* 1x Recurring 3 years $ - $ 33.56 $1,208 $ - $ 25.56 $ 920 $ - $ 8.00 $ 288 $ - $ 21.69 $ 781 65% 65% $ 250.00 $ 8.00 $ 538 $ (250.00) $ 13.69 $ 243 41% 20% Retail UCaaS will deliver highest contribution $ Over 3 years: On-Site will deliver fastest cash flow & Y1 EBITDA Over 3 years: Service Provider Cloud will deliver highest contribution % Over 3 years: * Retail UCaaS Economics based on Connect * Opex includes sales & marketing, partner commissions, customer success, support)

UCaaS Drives Superior Revenue Streams To illustrate layering impact of recurring cloud model, these charts compare the quarterly impact of selling one 50-seat deal per month over 5 years. By 5th quarter: Total revenue is greater in cloud model By end of year 3: Cloud sales are >2x Capex sales By end of year 5: Cloud sales are 350% higher

UCaaS Drives Superior Profitability Using an average 50-seat deal over 60-month lifecycle (conservative) Analysis assumes: Net churn of 0; 60-day book-to-bill period for Retail UCaaS Cumulative revenue from Retail UCaaS deal: Exceeds on-site deal in month 14 Is 353% greater over 5 years Cumulative Contribution from Retail UCaaS deal: Exceeds on-site deal in month 34 Is 265% greater over 5 years M14 353% 265% M34

We’ve Reached Exit Velocity: Growth Going Forward Time 2018 On-site revenue UCaaS revenue Total revenue Growth Change colors

Conversion of Installed Base – In the Early Innings! 70M active users* Americas – 26M International - 45M UCaaS 978K seats 147K seats Private Cloud 1503K seats 1566K seats Total Cloud 2.5M seats 1.7M seats Est. from base 60% 70% % converted ~6% ~3% Over next 5 years, customers will make technology upgrade decisions Market transition to cloud: North America market well ahead of EMEA Industry analysts predict the move to cloud will accelerate Installed base: Valuable asset as market accelerates to cloud * Estimated active users based on age of equipment, technology, brand, customer segments

Transformation to Cloud Will Accelerate Cloud ©MZA Ltd. 2017 – The World Hosted/Cloud Business Telephony, October 2017 Cloud still relatively small part of overall Large base available to convert Huge opportunity to accelerate the transformation to cloud-based services UCaaS – Multi-tenant UCaaS – Multi-instance Private cloud On-site

Potential UCaaS Value in Mitel’s Installed Base Market adoption will dictate movement to each cloud offer as customers refresh their technology and the timing in which they move Mitel’s win rate as market leader and incumbent position in this installed base give us high confidence and reduces customer acquisition costs (CAC) of winning cloud conversion sale @$240/ ARR per Seat. $(B) % Convert to Cloud % Mitel retention 40% 60% 80% 60% $4.0B $6.1B $8.1B 70% $4.7B $7.1B $9.4B 80% $5.4B $8.1B $10.8B Using current ARPU levels by service type, ARR value opportunity of installed base is between $4B and $10.8B Figures below ignore value of on-site upgrade sales

P&L Alignment Post Acquisition Differences in P&L reporting practices between Mitel & ShoreTel Some reported cloud services revenues not tied to seats Math on seats x ARPU a challenge Cost elements reported inconsistently between COGS and Opex Standardize on one P&L alignment for amalgamated business Aligned definitions Created a consistent Cloud segment Provide improved, transparent metrics Post-Acquisition Challenges Mitel Response New Cloud segment: Reflects revenues tied entirely to seats and associated revenue Gives clearer go-forward view of ARPU and UCaaS revenue performance

New Segment Components Description Segment Product Customer premise software & hardware Perpetual cloud license Phones sold to cloud service providers/customers on Capex basis Private cloud On-site Services Professional services SW & HW maintenance on CPE Cloud services not tied to UCaaS seats Pass through surcharges Private cloud managed services On-site Cloud Recurring UCaaS revenue Cloud subscription license revenues from carriers Bandwidth revenue tied to UCaaS seats Usage Cloud All private cloud & any non-recurring elements of cloud sale

Mitel Business Model – Aligned/Cleaner Segment Reporting CY17 Pro Forma Actuals As Previously Reported Reclass/ Align CY17 Aligned Reporting/ New Basis Non-GAAP Revenue Products $704.1 - $704.1 Service $328.3 $45.1 $373.4 Cloud Recurring $292.2 ($45.1) $247.1 Total $1,324.6 - $1,324.6 Non-GAAP Gross Margin Products $400.6 - $400.6 Service $195.5 ($0.2) $195.3 Cloud Recurring $153.4 $6.8 $160.2 Total $749.5 $6.6 $756.0 Opex SG&A $481.7 $6.6 $488.3 R&D $158.8 - $158.8 Adjusted EBITDA $162.4 - $162.4 Appendices include 8 quarters of pro forma and as reported history to allow historical comparisons

2017 Cloud Metrics Summary Metric Retail UCaaS Service Provider Total Cloud Definition Revenue YoY% $206M 20% $41M 38% $247M 22% Reported revenue for Cloud segment Seats YoY% 472K 28% 654K 51% 1,126K 40% Ending seats installed and billing ARPU $41 $6 $21 Recognized revenue divided by average seats GM% 64.8% Reported GM% for Cloud segment Exit ARR $219M $51M $270M Last month x 12

Mix – Key Driver of Seat Vs Revenue Growth in CY17 40% Seat Growth drove 20% ARR growth in CY17 Difference driven principally by higher Service Provider mix Price Reductions ~3% on renewals

Synergies: Now Tracking to $75M $75M Synergy Plan ($ Millions USD) 2017 2018 2019 Total Synergies realization plan 8 51 75 75 Special charges expense – SHOR integration 8 45 - 53 Special charges cash outflow – SHOR integration 4 44 5 53 80 70 60 50 40 30 20 10 - Q4 2017 8 59 Cumulative Synergies 2018 75 2019 COGS $25M R&D $20M Sales $11M Marketing $5M G&A $14M Total synergies: $75M Estimated one-time cost: $53M (special charge related to ShoreTel acquisition)

Synergy and Special Charges

Cloud Recurring – Growth Expected to Accelerate New Target Model (incl. SHOR) Cloud Recurring CY17 Actual $ (pro forma) CY18 CY19 CY20 Revenue (growth in percentages) $247M 17% to 19% 20% to 22% 21% to 23% GM% 64.8% 64% to 66% 66% to 68% 67% to 69% Typical transaction-related pause in channel following SHOR announcement Taking a conservative approach in year of integration. Focused on overdriving targets Return to accelerated growth exiting 2018

On-Site Business – Continued Outperformance of Peers New Target Model On-site CY17 Actual $ (pro forma) CY18 CY19 CY20 Revenue $1.078B -4% to -6% -4% to -6% -4% to -6% GM% 55.3% 56% to 58% 56% to 58% 56% to 58% Our on-site business consistently outpaced market Updated model reflects recent experience as we pivot to cloud

Bringing it All Together – New Target Model Target Model CY17 Actuals (pro forma) CY18 CY19 CY20 Total Revenue Growth $1.325B -1% to 1% flat to 2% 1% to 3% GM% 57% 58% to 60% 59% to 61% 60% to 62% Adjusted EBITDA % 12.3% 15% to 17% 17% to 19% 18% to 20% Cloud growth & synergies drive top-line growth & attractive Adjusted EBITDA

Historical Linearity Expected to Continue Seasonality Q1 Q2 Q3 Q4 2017 Pro Forma Revenue 23.5% 25.2% 24.3% 27.0% 2017 Pro Forma Adjusted EBITDA 15.6% 23.2% 24.1% 37.2% Seasonality expected to be largely consistent with prior year

Cloud Growth and Synergies Driving Adjusted EBITDA Expansion (2018 implied at mid point of target model)

Driving the Transition to Recurring Revenue

Attractive Free Cash Flow Potential Target model 2017 (as reported) 2018 2019 2020 Cash Flow from Operations (before special charges) $135M $180M $196M $217M Special Charges cash payments $88M $72M $6M - Cash Flow from Operations (after special charges) $47M $108M $190M $217M Run Rate Capex $19M $28M $28M $28M Free Cash Flow Potential* $28M $80M $162M $189M FCF % Adjusted EBITDA 19% 37% 69% 76% Cash on Cash Return (on Dec 31, 2017 market cap) 3% 8% 16% 19% *For illustrative purposes only (i.e., not part of target models nor quarterly guidance) Free Cash Flow (FCF) defined as Cash Flow from Operations less capital expenditures (cash and leased Capex) 2017 Cash Flow from Operations (after special charges) is from continued operations, excluding approximately $10M operating cash outflows from discontinued operations Improved cash flow driven by: Increased Adjusted EBITDA (at midpoint of target model) Materially lower restructuring charges in absence of new M&A Significantly lower interest charges from debt paydown

Driving Improved Financial Metrics (2018 onward, implied at mid point of target model) *Adjusted EBITDA and Non-GAAP EPS from Continuing Operations

Driving Improved Financial Metrics *At mid point of target model range (2018 onward, implied at mid point of target model)

Capital Allocation Priorities Pay down debt to ~2x leverage (expected in 2019) Then, use excess cash beyond $50M to: Further pay down debt Buy back stock Tuck-in M&A (accretive in 12 months, core to our business) Will depend on share price, cost of debt, quality of M&A funnel

Compelling strategy for creating shareholder value Radical pivot to recurring revenue model Our on-site installed base is an underappreciated asset Positioned to lead UCaaS 2018: Crossing the “V”… positioning for growth in 2019 Credible path to accelerating growth 6 key takeaways

Financial Appendix

ASC606 Effective year ended December 31, 2018 and interim reporting periods within Review and implementation of new standard is on track No material changes to our revenue recognition noted to date Capitalization of incremental contract costs Flat-to-favorable effect to SG&A as we expect an increasing deferred contract asset due to increasing cloud revenues. Implementation to be finalized by March 31, 2018 Target model does not reflect any changes

Statement of Operations – Updated Segments (Proforma)

Updated Segments (Proforma)

Reconciliation of Net Loss to Non-GAAP Net Income (Loss) from Continuing Operations (Proforma)

Reconciliation of Net Loss to Adjusted EBITDA from Continuing Operations (Proforma)

Statement of Operations – Updated Segments (as Reported)

Updated Segments (as Reported)

Reconciliation of Net Loss to Non-GAAP Net Income (Loss) from Continuing Operations (as Reported)

Reconciliation of Net Loss to Adjusted EBITDA from Continuing Operations (as Reported)

Reconciliation of 2018 – 2020 Target Model